                                                                   EXHIBIT 99(e)
                                                                          Common

                               GUARANTEE AGREEMENT

                                       OF

                        SEMCO ENERGY, INC. (AS GUARANTOR)

                            DATED AS OF JUNE 16, 2000








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                               TABLE OF CONTENTS*

                                                                                                                 PAGE
                                                                                                                 ----
ARTICLE I  DEFINITIONS         ..............................................................................         1
   SECTION 1.01.               Definitions...................................................................         1
ARTICLE II  GUARANTEE          ..............................................................................         4
   SECTION 2.01.               Guarantee.....................................................................         4
   SECTION 2.02.               Waiver of Notice and Demand...................................................         4
   SECTION 2.03.               Obligations Not Affected......................................................         4
   SECTION 2.04.               Rights of Holders.............................................................         5
   SECTION 2.05.               Guarantee of Payment..........................................................         5
   SECTION 2.06.               Subrogation...................................................................         5
   SECTION 2.07.               Independent Obligations.......................................................         6
ARTICLE III  SUBORDINATION     ..............................................................................         6
   SECTION 3.01.               Subordination.................................................................         6
ARTICLE IV  LIMITATIONS OF TRANSACTIONS; RANKING.............................................................         6
   SECTION 4.01                Limitation of Transactions....................................................         6
ARTICLE V  TERMINATION         ..............................................................................         7
   SECTION 5.01.               Termination...................................................................         7
ARTICLE VI  MISCELLANEOUS      ..............................................................................         7
   SECTION 6.01.               Successors and Assigns........................................................         7
   SECTION 6.02.               Amendments....................................................................         8
   SECTION 6.03.               Notices.......................................................................         8
   SECTION 6.04.               Benefit.......................................................................         9
   SECTION 6.05.               Interpretation................................................................         9
   SECTION 6.06.               Governing Law.................................................................         9
----------------

* This Table of Contents does not constitute part of the Indenture or have any bearing upon the interpretation of any of its terms and provisions.


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                               GUARANTEE AGREEMENT

         This GUARANTEE AGREEMENT ("Guarantee Agreement"), dated as of June 16, 2000 is executed and delivered by SEMCO ENERGY, INC., a Michigan corporation (the "Guarantor"), (as defined herein).

         WHEREAS, pursuant to an Amended and Restated Trust Agreement (the "Trust Agreement"), dated as of June 16, 2000, among Bank One Trust Company, National Association, a national banking association, as trustee (the "Trustee"), for the benefit of the Holders (as defined herein) from time to time of the Trust Common Securities, the other Trustees named therein, and SEMCO Energy, Inc., as Depositor, and the holders of undivided beneficial interests in the assets of the Trust, the Trust is issuing as of the date hereof $2,783,510 aggregate liquidation amount of its Trust Common Securities (the "Trust Common Securities") representing common undivided beneficial interests in the assets of the Trust and having the terms set forth in the Trust Agreement;

         WHEREAS, the Trust Common Securities will be issued by the Trust and the proceeds thereof will be used to purchase Senior Deferrable Notes (as defined in the Trust Agreement) of the Guarantor, which will be held by the Trust as trust assets; and

         WHEREAS, as incentive for the Holders to purchase the Trust Common Securities, the Guarantor desires to irrevocably and unconditionally agree, to the extent set forth herein, to pay to the Holders the Guarantee Payments (as defined herein) and to make certain other payments on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the payment for Trust Common Securities by each Holder thereof, which payment the Guarantor hereby agrees shall benefit the Guarantor, the Guarantor executes and delivers this Guarantee Agreement for the benefit of the Holders from time to time of the Trust Common Securities.

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.01. Definitions

         As used in this Guarantee Agreement, the terms set forth below shall, unless the context otherwise requires, have the following meanings. Capitalized or otherwise defined terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Trust Agreement as in effect on the date hereof.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.




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         "Common Securities" means the securities representing common undivided beneficial interests in the assets of the Trust.

         "Event of Default" means a failure by the Guarantor to perform any of its payment obligations under this Guarantee Agreement.

         "Guarantee Payments" shall mean the following payments or distributions, without duplication, with respect to the Trust Common Securities, to the extent not paid or made by or on behalf of the Trust: (i) any accrued and unpaid distributions which are required to be paid on such Trust Common Securities but if and only if and to the extent the Trust has funds legally and immediately available therefor to make such payment; (ii) the redemption price, including all accrued and unpaid distributions to the date of redemption (the "Redemption Price"), with respect to the Trust Common Securities in respect of which the Senior Deferrable Notes have been redeemed by the Guarantor upon the occurrence of a Tax Event Redemption but if and only if and to the extent that the Trust has funds legally and immediately available therefor sufficient to make such payment; and (iii) upon a voluntary or involuntary dissolution, winding-up or termination of the Trust (other than in connection with the distribution of Senior Deferrable Notes to the holders of Trust Securities or the redemption of all of the Trust Common Securities), the lesser of (a) the aggregate of the liquidation amount and all accrued and unpaid distributions on the Trust Common Securities to the date of payment, to the extent the Trust has funds legally and immediately available therefor, and (b) the amount of assets of the Trust remaining available for distribution to Holders in liquidation of the Trust (in either case, the "Liquidation Distribution"). If an event of default under the Indenture has occurred and is continuing, the rights of holders of the Common Securities to receive payments under the Common Securities Guarantee Agreement are subordinated to the rights of holders of Preferred Securities to receive Guarantee Payments.

         "Holder" shall mean any holder, as registered on the books and records of the Trust, of any Trust Common Securities; provided, however, that in determining whether the holders of the requisite percentage of Trust Common Securities have given any request, notice, consent or waiver hereunder.

         "Indenture" means the Indenture, dated as of October 23, 1998, among the Guarantor, as issuer, and Bank One Trust Company, National Association, as trustee, as supplemented by the Supplemental Indenture between the Guarantor and Bank One Trust Company, National Association as trustee.

         "Majority in liquidation amount of Trust Common Securities" means a vote by Holder(s) of Trust Common Securities, voting separately as a class, of more than 50% of the liquidation amount of all Trust Common Securities outstanding at the time of determination.

         "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Guarantor, and delivered to the Trustee. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Guarantee Agreement shall include:


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         (a) a statement that each officer signing the Officers' Certificate has read such covenant or condition and the definitions herein relating thereto;

         (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in the Officers' Certificate are based;

         (c) a statement that, in the opinion of each such officer, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

         "Person" means any individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Preferred Securities" means the securities representing preferred undivided beneficial interests in the assets of the Trust.

         "Responsible Officer" means, with respect to the Trustee, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, any Senior Trust Officer, Trust Officer or Assistant Trust Officer or any other officer of the Corporate Trust Department of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

         "Senior Deferrable Notes" means the 9% Senior Deferrable Notes of the Guarantor due August 16, 2005.

         "Supplemental Indenture" means the First Supplemental Indenture, dated as of June 16, 2000 to the Indenture.

         "Tax Event Redemption" has the same meaning as defined in Annex I to the Trust Agreement.

         "Trust Securities" means the Trust Preferred Securities and the Trust Common Securities.




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                                   ARTICLE II

                                    GUARANTEE

         SECTION 2.01. Guarantee

         The Guarantor irrevocably and unconditionally agrees to pay in full to the Holders the Guarantee Payments (without duplication of amounts theretofore paid by or on behalf of the Trust), as and when due, regardless of any defense, right of set-off or counterclaim which the Guarantor may have or assert against any person. The Guarantor's obligation to make a Guarantee Payment may be satisfied by direct payment of the required amounts by the Guarantor to the Holders or by causing the Trust to pay such amounts to the Holders.

         SECTION 2.02. Waiver of Notice and Demand

         The Guarantor hereby waives notice of acceptance of this Guarantee Agreement and of any liability to which it applies or may apply, presentment, demand for payment, any right to require a proceeding first against the Trust or any other Person before proceeding against the Guarantor, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

         SECTION 2.03. Obligations Not Affected

         The obligation of the Guarantor to make the Guarantee Payments under this Guarantee Agreement shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

         (a) the release or waiver, by operation of law or otherwise, of the performance or observance by the Trust of any express or implied agreement, covenant, term or condition relating to the Trust Common Securities to be performed or observed by the Trust;

         (b) the extension of time for the payment by the Trust of all or any portion of the Distributions, Redemption Price, Liquidation Distribution or any other sums payable under the terms of the Trust Common Securities or the extension of time for the performance of any other obligation under, arising out of, or in connection with, the Trust Common Securities; provided, however, that if the Guarantor has exercised its right under Section 2.8 of the Supplemental Indenture to defer the interest payments on the Senior Deferrable Notes, the Guarantor shall have no obligation hereunder until the expiration of the Applicable Extension Period (as defined in the Supplemental Indenture);

         (c) any failure, omission, delay or lack of diligence on the part of the Holders to enforce, assert or exercise any right, privilege, power or remedy conferred on the Holders pursuant to the terms of the Trust Common Securities, or any action on the part of the Trust granting indulgence or extension of any kind;





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         (d) the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, the Trust or any of the assets of the Trust;

         (e) any invalidity of, or defect or deficiency in, the Trust Common Securities;

         (f) the settlement or compromise of any obligation guaranteed hereby or hereby incurred; or

         (g) any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a guarantor, it being the intent of this Section 5.03 that the obligations of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances.

         There shall be no obligation of the Holders to give notice to, or obtain consent of, the Guarantor with respect to the happening of any of the foregoing.

         SECTION 2.04. Rights of Holders

         The Guarantor expressly acknowledges that: (i) the Holders of a Majority in liquidation amount of the Trust Common Securities have the right to direct the time, method and place of conducting any proceeding for any remedy available in respect of this Guarantee Agreement; and (ii) any Holder may institute a legal proceeding directly against the Guarantor to enforce its rights under this Guarantee Agreement, without first instituting a legal proceeding against or requesting or directing that action be taken by any other person; it being understood and intended that no one or more of such Holders shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Guarantee Agreement to affect, disturb or prejudice the rights of any other of such Holders or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Guarantee Agreement, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

         SECTION 2.05. Guarantee of Payment

         This Guarantee Agreement creates a guarantee of payment and not of collection. This Guarantee Agreement will not be discharged except by payment of the Guarantee Payments in full (without duplication) or upon the distribution of Senior Deferrable Notes to the Holders in exchange for all of the Trust Common Securities.

         SECTION 2.06. Subrogation

         The Guarantor shall be subrogated to all (if any) rights of the Holders against the Trust in respect of any amounts paid to the Holders by the Guarantor under this Guarantee Agreement; provided, however, that the Guarantor shall not (except to the extent required by mandatory provisions of law) be entitled to enforce or exercise any rights which it may acquire by way of subrogation or any indemnity, reimbursement or other agreement, in all cases as a result of payment under this Guarantee Agreement, if,




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at the time of any such payment, any amounts of Guarantee Payments are due and unpaid under this Guarantee Agreement. If any amount shall be paid to the Guarantor in violation of the preceding sentence, the Guarantor agrees to hold such amount in trust for the Holders and to pay over such amount to the Holders.

         SECTION 2.07. Independent Obligations

         The Guarantor acknowledges that its obligations hereunder are independent of the obligations of the Trust with respect to the Trust Common Securities and that the Guarantor shall be liable as principal and as debtor hereunder to make Guarantee Payments pursuant to the terms of this Guarantee Agreement notwithstanding the occurrence of any event referred to in subsections
(a) through (g), inclusive, of Section 2.03 hereof.


                                   ARTICLE III

                                  SUBORDINATION

         SECTION 3.01. Subordination

         This Guarantee Agreement will constitute an deferrable obligation of the Guarantor and will rank (i) subordinate and junior in right of payment to all other liabilities of the Guarantor, including the Senior Deferrable Notes, except those obligations or liabilities made pari passu or subordinate by their terms, (ii) pari passu with the most senior deferrable obligations now or hereafter issued or guaranteed by the Guarantor, and (iii) senior to all common stock of the Guarantor.

                                   ARTICLE IV

                       LIMITATION OF TRANSACTIONS; RANKING


         SECTION 4.01  Limitation of Transactions

         So long as any Trust Common Securities issued by the Trust remain outstanding, if there shall have occurred an Event of Default or an Event of Default under the Trust Agreement or this Guarantee Agreement and written notice of such Event of Default has been given to the Guarantor, then the Guarantor shall not (a) make any payment of principal, interest or premium, if any, on or repay, repurchase or redeem any debt securities that rank junior to the Senior Deferrable Notes in the right of payment issued by the Guarantor, or (b) make any guarantee payments with respect to any guarantee by the Guarantor of any securities of any of its subsidiaries if such guarantee ranks junior to the Senior Deferrable Notes in right of payment or (c) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Guarantor's capital stock, except for or as a result of dividends or distributions in, or options, warrants or rights to subscribe for or purchase, the Guarantor's




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common stock; any declaration of a dividend in connection with the implementation of a shareholder's rights plan, or the issuance of shares under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto; a reclassification of the Guarantor's capital stock solely into shares of one or more classes or series of the Guarantor's capital stock; or the exchange or conversion of one class or series of the Guarantor's capital stock for or into another class or series of the Guarantor's capital stock; the purchase of fractional interests in shares of the Guarantor's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged; and the purchase of the Guarantor's common stock in connection with the Guarantor's normal course issuer bid-purchases for the satisfaction by the Guarantor of its obligations under any benefit plans for the Guarantor and the Guarantor's subsidiaries' directors, officers or employees of the Guarantor's dividend reinvestment plans.


                                    ARTICLE V

                                   TERMINATION

         SECTION 5.01. Termination

         This Guarantee Agreement shall terminate and be of no further force and effect upon: (i) full payment of the Redemption Price of all Trust Common Securities in the case that the Guarantor repurchases all of the Senior Deferrable Notes upon the occurrence of a Tax Event Redemption, (ii) the distribution of Senior Deferrable Notes to the Holders in exchange for all of the Trust Common Securities, or (iii) full payment of the amounts payable in accordance with the Trust Agreement upon liquidation of the Trust. Notwithstanding the foregoing, this Guarantee Agreement will continue to be effective or will be reinstated, as the case may be, if at any time any Holder must restore payment of any sums paid with respect to Trust Common Securities or under this Guarantee Agreement.


                                   ARTICLE VI

                                  MISCELLANEOUS

         SECTION 6.01. Successors and Assigns

         All guarantees and agreements contained in this Guarantee Agreement shall bind the successors, assigns, receivers, trustees and representatives of the Guarantor and shall inure to the benefit of the Holders then outstanding. Except in connection with a consolidation, merger, conveyance, transfer, or lease involving the Guarantor that is permitted under Article Eight of the Indenture, the Guarantor shall not assign its obligations hereunder.




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
         SECTION 6.02. Amendments

         Except with respect to any changes which do not materially and adversely affect the rights of Holders (in which case no consent of Holders will be required), this Guarantee Agreement may only be amended with the prior approval of the Holders of a majority in liquidation amount of Trust Common Securities. The provisions of Article Six of the Trust Agreement concerning meetings of Holders shall apply to the giving of such approval.

         SECTION 6.03. Notices

         Any notice, request or other communication required or permitted to be given hereunder shall be in writing, duly signed by the party giving such notice, and delivered, telecopied or mailed by first class mail as follows:

         (a) if given to the Guarantor, to the address set forth below or such other address as the Guarantor may give notice of to the Trustee and the
Holders:

         SEMCO Energy, Inc.
         405 Water Street
         Port Huron, Michigan 48060

         (b) if given to the Trust, in care of the Trustee, or to the Trustee at the Trust's (and the Trustee's) address set forth below or such other address as the Trustee on behalf of the Trust may give notice of to the Holders:

         Bank One Trust Company, National Association
         Corporate Trust Administration,
         11th Floor, Suite MI1-8110
         611 Woodward Avenue
         Detroit, Michigan 48226

         with a copy, in the case of a notice to the Trust (other than a notice from the Guarantor), to the Guarantor.

         (c) if given to any Holder, at the address set forth on the books and records of the Trust.

         All notices hereunder shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.








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         SECTION 6.04. Benefit

         This Guarantee Agreement is solely for the benefit of the Holders and is not separately transferable from the Trust Common Securities.

         SECTION 6.05. Interpretation

         In this Guarantee Agreement, unless the context otherwise requires:

         (a) capitalized terms used in this Guarantee Agreement but not defined in the preamble hereto have the respective meanings assigned to them in Section 1.01;

         (b) a term defined anywhere in this Guarantee Agreement has the same meaning throughout;

         (c) all references to "the Guarantee Agreement" or "this Guarantee Agreement" are to this Guarantee Agreement as modified, supplemented or amended from time to time;

         (d) all references in this Guarantee Agreement to Articles and Sections are to Articles and Sections of this Guarantee Agreement unless otherwise specified;

         (e) a reference to the singular includes the plural and vice versa; and

         (f) the masculine, feminine or neuter genders used herein shall include the masculine, feminine and neuter genders.

         SECTION 6.06. Governing Law.

         THIS GUARANTEE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. THE GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY COURT IN THE STATE OF NEW YORK LOCATED IN THE CITY AND COUNTY OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS GUARANTEE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE GUARANTOR HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS GUARANTEE AGREEMENT OR ANY DOCUMENT OR ANY INSTRUMENT REFERRED TO HEREIN OR THE SUBJECT MATTER HEREOF MAY NOT BE LITIGATED IN OR BY SUCH COURTS. THE


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GUARANTOR AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY CERTIFIED OR
REGISTERED MAIL TO THE ADDRESS FOR NOTICES SET FORTH IN THIS GUARANTEE AGREEMENT OR ANY METHOD AUTHORIZED BY THE LAWS OF NEW YORK.

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         THIS GUARANTEE AGREEMENT is executed as of the day and year first above written.

                                       SEMCO ENERGY, INC.

                                       By:
                                          --------------------------------------
                                       Name:     William L. Johnson
                                       Title:    Chairman of the Board and
                                                 Chief Executive Officer

                     AMENDMENT NO. 1 TO GUARANTEE AGREEMENT


         This Amendment No. 1 to GUARANTEE AGREEMENT, dated as of July 26, 2000, is executed and delivered by SEMCO ENERGY, INC., a Michigan corporation (the "Guarantor") as of July 26, 2000.

         WHEREAS, On June 16, 2000 the Guarantor entered into a Guarantee Agreement (the "Guarantee Agreement") under which it irrevocably and unconditionally agreed, to the extent set forth therein, to pay to the Holders of Trust Common Securities the Guarantee Payments (as defined in the Guarantee Agreement) and to make certain other payments on the terms and conditions set forth therein.

         WHEREAS as of this date, the Trust is issuing $340,210 additional liquidation amount of Trust Common Securities (the "Additional Securities") representing common undivided beneficial interests in the assets of the Trust;

         WHEREAS the Guarantor desires that all the provisions of the Guarantee Agreement be applicable to the Additional Securities.

         NOW THEREFORE the Guarantor executes and delivers this Amendment to Guarantee Agreement for the benefit of the Holders from time to time of the Trust Common Securities.

                                    Article I

Additional Guarantee

         All of the provisions of the Guarantee Agreement, including Article V thereof containing the Guarantee, shall apply with like force and effect to the Additional Securities.

                                   Article II

Miscellaneous

         2.1 This Amendment No. 1 shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York.

         2.2 This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         THIS AMENDED GUARANTEE AGREEMENT is executed as of the day and year first above written.

                         SEMCO ENERGY, INC.


                         By:
                            ----------------------------------------------------
                         Name:   William L. Johnson
                         Title:  Chairman of the Board and
                                 Chief Executive Officer

                         BANK ONE TRUST COMPANY, National
                         Association, as Trustee


                         By:
                            ----------------------------------------------------
                         Name:   Ernest J. Peck
                         Title:  Vice President